                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          FLEETWOOD ENTERPRISES, INC.
                           FLEETWOOD CAPITAL TRUST II
                               EXCHANGE OFFER OF
   9.75% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2013 OF FLEETWOOD CAPITAL TRUST II, WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
 PRIOR TO CLOSING, FOR UP TO $86.25 MILLION IN AGGREGATE LIQUIDATION AMOUNT OF
                                      THE
 6% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2028 OF FLEETWOOD CAPITAL TRUST
                               AND CASH OFFER OF
   9.75% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2013 OF FLEETWOOD CAPITAL
                                    TRUST II

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   JANUARY 4, 2002, UNLESS EXTENDED BY US (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
   DATE.
--------------------------------------------------------------------------------

                                  DELIVERY TO:
                      The Bank of New York, Exchange Agent

            BY REGISTERED                    BY FACSIMILE TRANSMISSION                   BY REGULAR MAIL
         AND CERTIFIED MAIL:             (FOR ELIGIBLE INSTITUTIONS ONLY):            OR OVERNIGHT COURIER,
        The Bank of New York                      (212) 815-6339                           OR BY HAND:
       101 Barclay Street--7E            Attention: Ms. Carolle Montreuil             The Bank of New York
      New York, New York 10286          FOR INFORMATION OR CONFIRMATION BY        101 Barclay Street--1st Floor
 Attention: Ms. Carolle Montreuil                 TELEPHONE CALL:                   New York, New York 10286
                                                  (212) 815-5920

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF
            TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery. If a delivery is made to Fleetwood
Enterprises, Inc. it will not be forwarded to the Bank of New York and therefore such delivery will not constitute a valid delivery.

    The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus, dated December 5, 2001 (the "Prospectus"), of Fleetwood Enterprises, Inc., a Delaware corporation ("Fleetwood"), and Fleetwood Capital Trust II, a Delaware statutory business trust (the "New Trust," and together with Fleetwood, the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate liquidation amount of the New Trust's 9.75% Convertible Trust Preferred Securities due 2013 (the "Exchange Preferred Securities") for up to $86.25 million in aggregate liquidation amount of 6% Convertible Trust Preferred Securities due 2028 (the "Existing Preferred Securities") of Fleetwood Capital Trust (the "Existing Trust") held by the registered holders thereof (the "Holders"). Delivery of documents to the Depository Trust Company (the "Book-Entry Transfer Facility") does not constitute delivery to the Exchange Agent.

    For each Existing Preferred Security accepted for exchange, the Holder of such Existing Preferred Security will receive an Exchange Preferred Security having a liquidation amount equal to 40% of the liquidation amount of the surrendered Existing Preferred Security.

    The Exchange Preferred Securities will bear interest from the date of issuance. Accordingly, Holders of Exchange Preferred Securities on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance. Existing Preferred Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Thus, holders of Existing Preferred Securities whose Existing Preferred Securities are accepted in the exchange will not receive any payment in respect of accrued but unpaid distributions on those Existing Preferred Securities through the date of consummation of the Exchange Offer.

    In conjunction with the Exchange Offer, we are also offering investors the right to purchase up to an aggregate amount of $50.0 million in liquidation amount of Exchange Preferred Securities (the "Cash Offer," and together with the Exchange Offer, the "Offering"). See the section titled "Cash Offer for Additional Exchange Preferred Securities," beginning on page 79 of the Prospectus.

    This Letter is to be completed by a Holder of Existing Preferred Securities. A tender of Existing Preferred Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Book-Entry Transfer Facility pursuant to the procedures set forth in the section titled "The Exchange Offer--Procedures for Tendering Existing Preferred Securities," beginning on page 71 of the Prospectus. Holders of Existing Preferred Securities who are unable to deliver confirmation of the book-entry tender of their Existing Preferred Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date, must tender their Existing Preferred Securities according to the guaranteed delivery procedures set forth in the section titled "The Exchange Offer--Guaranteed Delivery Procedures," beginning on page 74 of the Prospectus.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer and Cash Offer.

    The undersigned understands that acceptance of tendered Existing Preferred Securities by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offering.

    List below the Existing Preferred Securities to which this Letter relates. If the space provided below is inadequate, the certificate numbers and liquidation amount of Existing Preferred Securities should be listed and attached on a separate signed schedule.

----------------------------------------------------------------------------------------------------
                            DESCRIPTION OF EXISTING PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------
                                                                  AGGREGATE           AGGREGATE
                                                                 LIQUIDATION         LIQUIDATION
                                                                  AMOUNT OF           AMOUNT OF
                 NAME(S) AND ADDRESS(ES) OF                   EXISTING PREFERRED  EXISTING PREFERRED
                    REGISTERED HOLDER(S)                          SECURITIES          SECURITIES
                 (PLEASE FILL IN, IF BLANK)                     PRESENTLY HELD        TENDERED*
----------------------------------------------------------------------------------------------------
                                                                   ----------------------------

                                                                   ----------------------------

                                                                   ----------------------------

                                                                   ----------------------------
                                                       TOTAL

----------------------------------------------------------------------------------------------------

* Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Preferred Securities represented by the Existing Preferred Securities indicated in column 2. SEE INSTRUCTIONS 1 AND 2.

/ /  CHECK HERE IF TENDERED EXISTING PREFERRED SECURITIES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number __________________  Transaction Code Number _________________

/ /  CHECK HERE IF TENDERED EXISTING PREFERRED SECURITIES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    For Book-Entry Transfer, Complete the Following:

    Account Number __________________  Transaction Code Number _________________

    Please read the section titled "The Exchange Offer--Conditions for Completion of The Exchange Offer," beginning on page 75 of the Prospectus.

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Securities. If the undersigned is a broker-dealer that will receive Exchange Preferred Securities for its own account in exchange for Existing Preferred Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Securities; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Preferred Securities, it represents that the Existing Preferred Securities to be exchanged for the Exchange Preferred Securities were acquired as a result of market-making activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate liquidation amount of Existing Preferred Securities indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Existing Preferred Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Preferred Securities as are being tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Preferred Securities with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution, among other things, to cause the Existing Preferred Securities to be assigned, transferred and exchanged. The undersigned hereby covenants, represents and warrants that:

    - the undersigned has full power and authority to tender, sell, assign and transfer the Existing Preferred Securities tendered hereby, and to acquire Exchange Preferred Securities issuable upon the exchange of such tendered Existing Preferred Securities;

    - when the Existing Preferred Securities are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Existing Preferred Securities, and not subject to any adverse claim when the same are accepted by the Company;

    - any Exchange Preferred Securities acquired in exchange for Existing Preferred Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Preferred Securities, whether or not such person is the undersigned;

    - neither the Holder of such Existing Preferred Securities nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Preferred Securities;

    - neither the Holder of such Existing Preferred Securities nor any such other person is an "affiliate" of the Company, as defined in Rule 405 under the Securities Act;

    - the undersigned has read, understands and agrees to all of the terms of the Exchange Offer and further understands that tenders of Existing Preferred Securities pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer; and

    - the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the Existing Preferred Securities or equivalent securities at least equal to the Existing Preferred Securities being tendered, and the tender of the Existing Preferred Securities complies with Rule 14e-4.

    The Exchange Preferred Securities issued pursuant to the Exchange Offer in exchange for the Existing Preferred Securities may be offered for resale, resold and otherwise transferred by any Holder thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Preferred Securities are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in the distribution of such Exchange Preferred Securities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Securities and has no arrangement or understanding to participate in a distribution of Exchange Preferred Securities. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Preferred Securities to be acquired pursuant to the Exchange Offer, such Holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Preferred Securities for its own account in exchange for Existing Preferred Securities, it represents that the Existing Preferred Securities to be exchanged for the Exchange Preferred Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Securities; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Preferred Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section titled "The Exchange Offer--Withdrawal Rights," beginning on page 74 of the Prospectus.

    Subject to the terms and conditions of the Exchange Offer, as set forth in the Prospectus, we will accept up to $86.25 million in aggregate liquidation amount of Existing Preferred Securities that are validly tendered. If Existing Preferred Securities in an aggregate liquidation amount of more than $86.25 million are validly tendered, we will accept them for exchange on a pro rata basis, in an aggregate liquidation amount equal to (x) a fraction, the numerator of which is the aggregate liquidation amount of Existing Preferred Securities validly tendered for exchange by such Holder and the denominator of which is the aggregate liquidation amount of all Existing Preferred Securities validly tendered by all Holders, multiplied by (y) $86.25 million.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING PREFERRED SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING PREFERRED SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 2 AND 3)

      To be completed ONLY if Exchange Preferred Securities not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: Exchange Preferred Securities and/or Existing Preferred Securities to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

                         (Complete Substitute Form W-9)

  / / Credit unexchanged Existing Preferred Securities delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

  IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DEPOSITORY TRUST COMPANY'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO
  5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

x
    ----------------------------------------             ----------------------------

    ----------------------------------------             ----------------------------
           (SIGNATURE(S) OF OWNER(S))                               (DATE)

  Area Code and Telephone Number _____________________________________________

      If a Holder is tendering any Existing Preferred Securities, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Preferred Securities or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 2)

  Signature(s) Guaranteed by
  an Eligible Institution:____________________________________________________
                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________
                                    (TITLE)

  ____________________________________________________________________________
                                (NAME AND FIRM)

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF
9.75% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2013 OF FLEETWOOD CAPITAL TRUST
                                      II,
WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PRIOR TO
    CLOSING, FOR UP TO $86.25 MILLION IN AGGREGATE LIQUIDATION AMOUNT OF THE
 6% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2028 OF FLEETWOOD CAPITAL TRUST
                               AND CASH OFFER OF
9.75% CONVERTIBLE TRUST PREFERRED SECURITIES DUE 2013 OF FLEETWOOD CAPITAL TRUST
                                       II

1.  DELIVERY OF THIS LETTER; GUARANTEED DELIVERY PROCEDURES.

    This Letter, or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, is to be completed by Holders of Existing Preferred Securities for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled "The Exchange Offer--Procedures for Tendering Existing Preferred Securities," beginning on page 71 of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Existing Preferred Securities must be accompanied by an agent's message (an "Agent's Message") confirming that the Depository Trust Company has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to the Depository Trust Company's ATOP system must also include an express acknowledgment (an "Express Acknowledgment") by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Existing Preferred Securities tendered hereby must be in denominations of liquidation amount of $50 and any integral multiple thereof.

    Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing Preferred Securities pursuant to the guaranteed delivery procedures set forth in the section titled "The Exchange Offer--Guaranteed Delivery Procedures," beginning on page 74 of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Preferred Securities and the amount of Existing Preferred Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter, including any signature guarantees, an Agent's Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three
(3) NYSE trading days after the Expiration Date.

    The delivery of the Existing Preferred Securities and all other required documents will be deemed made only when confirmed by the Exchange Agent.

    See the section titled "The Exchange Offer," beginning on page 69 of the Prospectus.

2. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered Holder of the Existing Preferred Securities tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing Preferred Securities in the Book-Entry Transfer Facility System without any change whatsoever.

    If any tendered Existing Preferred Securities are owned of record by two or more joint owners, all of such owners must sign this Letter.

    If any tendered Existing Preferred Securities are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

    When this Letter is signed by the registered Holder or Holders of the Existing Preferred Securities specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Preferred Securities are to be issued to a person other than the registered Holder, then separate bond powers are required.

    If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Preferred Securities are tendered: (i) by a registered Holder of Existing Preferred Securities (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing Preferred Securities) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

3.  SPECIAL ISSUANCE INSTRUCTIONS.

    Holders tendering Existing Preferred Securities by book-entry transfer may request that Existing Preferred Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Preferred Securities not exchanged will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Preferred Securities.

    In the case of issuance in a different name, separate bond powers with a guaranteed signature is required and the employer identification or social security number of the person named must also be indicated.

4.  TAXPAYER IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering Holder whose Existing Preferred Securities are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold a portion of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Preferred Securities. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt Holders of Existing Preferred Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering Holder of Existing Preferred Securities must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the "IRS") that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Preferred Securities is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN or such other Form W-8 as may be applicable. These forms may be obtained from the Exchange Agent. If the Existing Preferred Securities are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 3 of the Substitute Form W-9 is checked, the Exchange Agent will retain a portion of the reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold a portion of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

5.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Preferred Securities to it or its order pursuant to the Exchange Offer. If, however, Exchange Preferred Securities and/or substitute Existing Preferred Securities not exchanged are to be registered or issued in the name of, any person other than the registered Holder of the Existing Preferred Securities tendered hereby, or if tendered Existing Preferred Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Preferred Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 5:00 p.m., New York City Time, on the Expiration Date, satisfaction of any or all conditions enumerated in the Prospectus, which may result in an extension of the period of time for which the Exchange Offer is kept open.

7.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Preferred Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Preferred Securities for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Preferred Securities nor shall any of them incur any liability for failure to give any such notice.

8.  WITHDRAWAL RIGHTS.

    Tenders of Existing Preferred Securities may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

    For a withdrawal of a tender of Existing Preferred Securities to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 5:00 p.m., New York City Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Preferred Securities to be withdrawn (the "Depositor"), (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Preferred Securities and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing Preferred Securities exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Preferred Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Preferred Securities register the transfer of such Existing Preferred Securities in the name of the person withdrawing the tender, and (v) specify the Existing Preferred Securities to be withdrawn, if not all of the Existing Preferred Securities tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Preferred Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Preferred Securities will be issued with respect thereto unless the Existing Preferred Securities so withdrawn are validly retendered. Any Existing Preferred Securities that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the section titled "The Exchange Offer--Procedures for Tendering Existing Preferred Securities," beginning on page 71 of the Prospectus, and such Existing Preferred Securities will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Preferred Securities as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Preferred Securities may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

    Tenders of Existing Preferred Securities may also be withdrawn after the expiration of 40 business days from the commencement date of the exchange offer if a tender has not yet been accepted for exchange.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Information Agent, at the address and telephone number set forth on page 13 of this Letter.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 4)
                                 PAYOR'S NAME:

---------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     PART 1--PLEASE                    -------------------------
               FORM W-9                      PROVIDE YOUR TIN IN                         Name
      Department of the Treasury             THE BOX AT RIGHT AND              -------------------------
       Internal Revenue Service              CERTIFY BY SIGNING                 Social Security Number
     Payor's Request for Taxpayer            AND DATING BELOW.                            OR
     Identification Number ("TIN")                                             -------------------------
           and Certification                                                Employer Identification Number
                                             ------------------------------------------------------------------
                                             PART 2
                                             CERTIFICATION--Under penalty of perjury, I certify that:
                                             (1)  the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
                                             (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
                                             (3)  I am a U.S. person (including U.S. resident alien); and
                                             (4)  Any other information provided on this form is true and correct.
                                             ------------------------------------------------------------------
                                             PART 3  Awaiting TIN  / /
 --------------------------------------------------------------------------------------------------------------

 CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 Signature                                                              Date
 ---------------------------------------------                          -----------------------
 --------------------------------------------------------------------------------------------------------------

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9

---------------------------------------------------------------------------------------------------------------

                            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature                                                              Date
 ---------------------------------------------                          -----------------------
 --------------------------------------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              The Bank of New York

      BY REGISTERED AND CERTIFIED MAIL:         BY REGULAR MAIL OR OVERNIGHT COURIER, OR BY
                                                                   HAND:

            The Bank of New York                           The Bank of New York
           101 Barclay Street--7E                      101 Barclay Street--1st Floor
          New York, New York 10286                       New York, New York 10286
      Attention: Ms. Carolle Montreuil

          By Facsimile Transmission (for Eligible Institutions only):
                                 (212) 815-6339
                        Attention: Ms. Carolle Montreuil
               For Information or Confirmation by Telephone call:
                                 (212) 815-5920

    Any questions or requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Information Agent. A holder of Existing Preferred Securities may also contact D.F. King & Co., Inc. at the telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance regarding the Exchange Offer.

                           THE INFORMATION AGENT FOR
                             THE EXCHANGE OFFER IS:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005

                        Banks and Brokers Call Collect:
                                 (212) 269-5550
                          All Others, Call Toll-Free:
                                 (800) 928-0153